                                                                   EXHIBIT 10.10


                    SECURED DEMAND NOTE COLLATERAL AGREEMENT







                                 --------------

                                   FORM SL-3

                                 --------------









                NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.
                  1735 K STREET, N.W., WASHINGTON, D.C. 20006

                                      NASD


                              SECURED DEMAND NOTE
                              COLLATERAL AGREEMENT

                                      SL-3

                               AGREEMENT BETWEEN:




Lender:                 Summit Group of Companies Inc.
       --------------------------------------------------------------
                                   (Name)


                                25 Fifth Ave.
       --------------------------------------------------------------
                              (Street Address)



            Indialantic                 FL                   32903
       ----------------------     ---------------        ------------
              (City)                 (State)                 (Zip)


                                      AND



Broker-Dealer:            Summit Brokerage Services Inc
              --------------------------------------------------------
                                     (Name)


                                  25 Fifth Ave.
       ---------------------------------------------------------------
                                 (Street Address)


            Indialantic                 FL                   32903
       ----------------------     ---------------        ------------
              (City)                 (State)                 (Zip)



NASD ID NO:                        034643
           ----------------------------------------------------------

DATE FILED:                       2/23/00
           ----------------------------------------------------------

                                      NASD

                              SECURED DEMAND NOTE
                              COLLATERAL AGREEMENT


AGREEMENT dated 2/23/00 to be effective 3/31/00 between Summit Group of Companies, Inc. (the "Lender") and Summit Brokerage Services Inc. (the "Broker-Dealer").

         Subject to the terms and conditions hereinafter set forth, the Broker-Dealer promises to return to the Lender or assigns, on 4/30/01 (the "Scheduled Maturity Date") (the last day of a month at least one year from the date hereof) at the principal office of the Broker-Dealer, the Note and Collateral as defined herein, and interest payable monthly at the rate of twelve percent per annum from the effective date of this Agreement, which date shall be the date so agreed upon by the Lender and the Broker-Dealer unless otherwise determined by the National Association of Securities Dealers, Inc. ("NASD"). This agreement shall not be considered a satisfactory subordination agreement pursuant to the provisions of 17 CFR 240.15c3-ld unless and until the NASD has found the Agreement acceptable and such Agreement has become effective in the form found acceptable.

         The Lender has executed in favor of you Summit Brokerage Services, Inc. (the Broker-Dealer), a Secured Demand Note of even date in the form of Addendum I hereto. References herein to the "Note" shall be deemed to refer to such Secured Demand Note and to any Note substituted therefor in accordance with the terms hereof. The unpaid principal amount of the Note is hereinafter referred to as the "Indebtedness."

         As security for the payment of the principal evidenced by the Note, the Lender hereby pledges to the Broker-Dealer the securities and cash, if any, described in Schedule A, attached to the Note, as the same may from time to time be amended in accordance with the terms hereof (the securities from time to time listed in said Schedule are herein referred to as the "Securities" and any securities, cash or other property at anytime pledged hereunder are herein referred to as the "Collateral" and shall be subject to the risks of the business.) All Securities shall be fully paid for and in bearer form or registered in the name of the Broker-Dealer or its nominee or custodian.

         The Lender irrevocably agrees that the obligations of the Broker-Dealer under this Agreement with respect to the payment of principal and interest shall be and are subordinate in right of payment and subject to the prior payment or provision for payment in full of all claims of all other present and future creditors of the Broker-Dealer arising out of any matter occurring prior to the date on which the related Payment Obligation (as defined herein) matures consistent with the provisions of 17 CFR 240.15c3-1 and 240.15c3-1d, except for claims which are the subject of subordination agreements which rank on the same priority as, or are junior to the claim of the Lender under such subordination agreements.

I.       OWNERSHIP AND PROPERTY RIGHTS WITH RESPECT TO COLLATERAL

         (a) Subject only to the prior rights of the Broker-Dealer pledgee hereunder and under the Note, until liquidated in accordance with Paragraph III hereof, the Lender shall have and retain full legal and beneficial ownership of the Collateral and shall have the benefit of any increases and bear the risk of any decreases in the value of such Collateral. Prior to such liquidation, the Lender shall have the sole right to vote or have the sole right to any income therefrom or distribution thereon by payment of interest or dividend or otherwise, subject however, to the right of the Broker-Dealer to receive and hold as pledgee all dividends payable in securities and all partial and complete liquidating dividends; and shall pay all taxes, assessments or other charges upon, or with respect to, such Securities or the income therefrom or distributions thereon or the gain or loss of value thereof.

         (b) The Lender, subject to the prior rights of the Broker-Dealer as pledgee, shall have the right to direct the sale of any Securities included in the Collateral, to direct the purchase of securities with any cash included therein, to withdraw excess collateral or to substitute cash or other securities as Collateral, provided that the net proceeds of any such sale, and the cash so substituted, and the securities so purchased or substituted are held by the Broker-Dealer, as pledgee, and are included within the Collateral to secure payment of the Secured Demand Note, and provided further that no such transaction shall be permitted if, after giving effect thereto, the sum of the amount of any cash, plus the Collateral Value (as defined herein) of the Securities, then pledged as Collateral to secure the Secured Demand Note would be less than the unpaid principal amount of the Secured Demand Note.

II.      CERTAIN RIGHTS OF THE BROKER-DEALER

         The Broker-Dealer, as holder of the Note and pledgee of the Collateral, shall have the right to:

         (a) Pledge, repledge, hypothecate and re-hypothecate any or all of the Securities pledged as Collateral to secure the Secured Demand Note, without notice, separately or in common with other securities or property for the purpose of securing any indebtedness of the Broker-Dealer;

         (b) Lend to itself or others any or all of the Securities and cash pledged as Collateral to secure this Secured Demand Note;

         (c) Deposit any cash from time to time pledged as Collateral in an account or accounts in its own name in any bank or trust company, and to hold the Securities in bearer form, in its own name, or in the name of its nominee or custodian; and,

         (d) Liquidate all or any part of the Securities then pledged as Collateral and to apply the net proceeds of such liquidation, together with any cash then included in the Collateral, in payment in whole or in part of the Payment Obligation, if the Note is not paid upon presentment and demand as provided for therein.

III. INSUFFICIENT COLLATERAL VALUE

     If any cash plus Collateral Value of any Securities pledged as Collateral to secure this Note is at any time less than the Indebtedness, the Broker-Dealer shall give immediate written notice to the Lender and the NASD, in which event the Lender may at its option:

     (a)(i) Prior to 12 o'clock noon on the business day following the transmittal of such notice pledge additional Collateral to bring the Collateral Value up to an amount not less than the unpaid principal of the Note; and,

     (ii) Unless such additional Collateral is so pledged prior to 12 o'clock noon of the business day following the transmittal of such notice, the Broker-Dealer shall forthwith sell all or any part of the Collateral for the account of the Lender and apply so much of the proceeds thereof any cash then included in the Collateral as may be necessary to reduce or eliminate the unpaid principal, provided that the unpaid principal need not be reduced below the sum of any remaining cash plus the Collateral Value of the remaining Securities. The Broker-Dealer shall not purchase for its own account any Securities subject to such a sale.

     (b)(i)(OPTIONAL) With the prior written consent of the NASD and the Broker-Dealer, reduce the unpaid principal amount of the Note by not more than 15 percent of its original principal amount, provided that the Broker-Dealer clearly establishes that its aggregate indebtedness would not, after giving effect to such reduction, exceed 1000 percent of its net capital as those terms are defined in 17 CFR 240.15c3-1, or if the Broker Dealer is operating pursuant to paragraph (a)(1)(ii) of 17 CFR 240.15c3-1 its net capital would be less than 5 percent of aggregate debit items computed in accordance with 17 CFR 240.15c3-3a, or if registered as a futures commission merchant, 7 percent of the funds required to be segregated pursuant to the Commodity Exchange Act, and the regulations thereunder, (less the market value of commodity options purchased by option customers on or subject to the rules of a contract market, provided, however, the deduction for each option customer shall be limited to the amount of customer funds in such option customers account,) if greater, and in the event of such reduction the right of the Lender to withdraw Collateral as provided in paragraph I(b) shall be suspended. The NASD shall not consent to a reduction of the principal amount of this Note if, after giving effect to such reduction, net capital would be less than 120 percent of the minimum dollar amount required by 17 CFR 240.15c3-1 including paragraph (a)(1)(ii), if applicable, or such greater dollar amount as may be made applicable to the Broker-Dealer by the NASD, or a governmental agency or self-regulatory body having appropriate authority.

IV. PAYMENT BY LENDER

     Upon payment by the Lender, as distinguished from a reduction by the Lender which is provided in paragraph III(b)(i), or reduction by the Broker-Dealer as provided for in paragraph V, of all or any part of the unpaid principal amount of this Note, the Broker-Dealer shall issue to the Lender a subordinated loan agreement, preferred or common stock of the Broker-Dealer, or if a partnership, shall credit a capital account of the Lender in the amount of such payment, or in any combination of the foregoing, as specified below:


A SUBORDINATED LOAN AGREEMENT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

VI.      SUSPENDED REPAYMENTS

         (a) The Payment Obligation of the Broker-Dealer shall be suspended and shall not mature if, after giving effect to such payment (together with the payment of any Payment Obligation of the Broker-Dealer under any other subordination agreement scheduled to mature on or before such Payment Obligation) the aggregate indebtedness of the Broker-Dealer would exceed 1200 percent of its net capital or such lesser percent as may be made applicable to the Broker-Dealer from time to time by the NASD, or a governmental agency or self-regulatory body having appropriate authority, or if the Broker-Dealer is operating pursuant to paragraph (a)(1)(ii) of 17 CFR 240.15c3-1, its net capital would be less than 5 percent of aggregate debit items computed in accordance with 17 CFR 240.15c3-3a, or if registered as a futures commission merchant, 6 percent of the funds required to be segregated pursuant to the Commodity Exchange Act and the regulations thereunder, (less the market value of commodity options purchased by option customers on or subject to the rules of a contract market, provided, however, the deduction for each option customer shall be limited to the amount of customer funds in such option customer's account,) if greater, or its net capital would be less than 120 percent of the minimum dollar amount required by 17 CFR 240.15c3-1 including paragraph
(a)(1)(ii), if applicable, or such greater dollar amount as may be made applicable to the Broker-Dealer by the NASD, or a governmental agency or self-regulatory body having appropriate authority.

VII. LENDER'S RIGHT TO ACCELERATE THE MATURITY OF THE PAYMENT OBLIGATION (OPTIONAL)

         By written notice to the Broker-Dealer at its principal office and to the NASD, no sooner than six months after the effective date of this Agreement, the Lender may accelerate such Payment Obligation, together with accrued interest or compensation, to a date not earlier than six months after the giving of such notice. However, the right of the Lender to receive payment, together with accrued interest or compensation, shall remain subordinate as required by the provisions of 17 CFR 240.15c3-1 and 240.15c3-1d.

         The Events of Acceleration as discussed in paragraphs (a) through (d) with respect to this agreement are enumerated below:

         N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         (v) Receivership, insolvency, liquidation pursuant to the Securities Investor Protection Act of 1970 or otherwise, bankruptcy, assignment for the benefit of creditors, reorganization whether or not pursuant to bankruptcy laws, or any other marshaling of the assets and liabilities of the Broker-Dealer.

X.       NOTICE OF MATURITY OR ACCELERATED MATURITY

         The Broker-Dealer shall immediately notify the NASD if, after giving effect to all payments of Payment Obligations under subordination agreements then outstanding which are then due or mature within six months without reference to any projected profit or loss of the Broker-Dealer, either the aggregate indebtedness of the Broker-Dealer would exceed 1200 percent of its net capital, or in the case of a Broker-Dealer operating pursuant to paragraph
(a)(1)(ii) of 17 CFR 240.15c3-1, its net capital would be less than 5 percent of aggregate debit items computed in accordance with 17 CFR 240.15c3-3a, or if registered as a futures commission merchant, 6 percent of the funds required to be segregated pursuant to the Commodity Exchange Act and the regulations thereunder, (less the market value of commodity options purchased by option customers on or subject to the rules of a contract market, provided, however, the deduction for each option customer shall be limited to the amount of customer funds in such option customer's account,) if greater, and in either case, if its net capital would be less than 120 percent of the minimum dollar amount required by 17 CFR 240.15c3-1 including paragraph (a)(1)(ii), if applicable, or such greater dollar amount as may be made applicable to the Broker-Dealer by the NASD, or a governmental agency or self-regulatory body having appropriate authority.

XI.      WARRANTIES OF THE LENDER

         The Lender hereby warrants that he has duly executed the Note; that he has duly delivered the Note to the Broker-Dealer and, upon such delivery, the Broker-Dealer acquired good title thereto; that the Note is his valid and binding obligation enforceable by the Broker-Dealer in accordance with its terms; that he has duly and validly pledged with the Broker-Dealer the Securities described in Schedule A attached to the Note; and that the Broker-Dealer as pledgee of the Securities has the rights with respect thereto which are conferred upon it by this Agreement. Each such representation and warranty shall survive the execution and delivery of the Note and the pledge of the Securities.

         The Lender represents that the Securities may be publicly offered and sold without registration under the Securities Act of 1933 as amended and that the sale and transfer of the Securities is not restricted by that Act nor is it restricted by any other law, agreement or in any other manner.

XII. BROKER-DEALERS CARRYING THE ACCOUNTS OF SPECIALISTS AND MARKET MAKERS IN LISTED OPTIONS

         A Broker-Dealer who guarantees, endorses, carries or clears specialist or market-maker transactions in options listed on a national securities exchange or facility of a national securities association shall not permit a reduction, prepayment, or repayment of the unpaid principal amount if the effect would cause the equity required in such specialist or market-maker accounts to exceed 1000 percent of the Broker-Dealer's net capital or such percent as may be made applicable to the Broker-Dealer from time to time by the NASD or a governmental agency or self-regulatory body having appropriate authority.

XIII.    BROKER-DEALERS REGISTERED WITH CFTC

         If the Broker-Dealer is a futures commission merchant or introductory broker as that term is defined in the Commodity Exchange Act, the Organization agrees, consistent with the requirements of Section 1.17(h) of the regulations of the CFTC (17 CFR 1.17(h)), that:

(a) Whenever prior written notice by the Broker-Dealer to the NASD is required pursuant to the provisions of this Agreement, the same prior written notice shall be given by the Broker-Dealer to (i) the CFTC at its principal office in Washington, D.C., attention Chief Accountant of Division of Trading and Markets, and/or (ii) the commodity exchange of which the Organization is a member and which is then designated by the CFTC as the Organization's designated self-regulatory organization (the "DRSO");

(b) Whenever prior written consent, permission or approval of the NASD is required pursuant to the provisions of this Agreement, the Broker-Dealer shall also obtain the prior written consent, permission or approval of the CFTC (and/or of the DSRO); and,

(c) Whenever the Broker-Dealer receives written notice of acceleration of maturity pursuant to the provisions of this Agreement, the Broker-Dealer shall promptly give written notice thereof to the CFTC at the address above stated and/or to the DSRO.



MC                     2/23/00                   RP                   2/23/00
------------------------------                   ----------------------------
(Borrower's Initials)   (Date)                   (Lender's Initials)   (Date)



XV.      GENERAL

         Neither the Lender, his heirs, executors, administrators, or assigns shall be personally liable on such Note, and in the event of default, the Broker-Dealer shall look for payment of such Note solely to the Collateral pledged herein.

         This Agreement shall not be subject to cancellation by either the Lender or the Broker-Dealer, and no payment shall be made nor the Agreement terminated, rescinded or modified by mutual consent or otherwise if the effect thereof would be inconsistent with the requirements of 17 CFR 240.15c3-1 and 240.15c3-1d.

     This Agreement may not be transferred, sold, assigned, pledged, or otherwise encumbered or otherwise disposed of, and no lien, charge or other encumbrance may be created or permitted to be created thereof without the prior written consent of the NASD.

     In the event of the appointment of a receiver or trustee of the Broker-Dealer or in the event of its insolvency, liquidation pursuant to the Securities Investor Protection Act of 1970 or otherwise, bankruptcy, assignment for the benefit of creditors, reorganization whether or not pursuant to bankruptcy laws, or any other marshaling of the assets and liabilities of the Broker-Dealer, the Payment Obligation of the Broker-Dealer shall mature, and the holder hereof shall not be entitled to participate or share, ratably or otherwise, in the distribution of the assets of the Broker-Dealer until all claims of all other present and future creditors of the Broker-Dealer, whose claims are senior hereto, have been fully satisfied.

     The Lender irrevocably agrees that the loan evidenced hereby is not being made in reliance upon the standing of the Broker-Dealer as a member organization of the NASD or upon the NASD surveillance of the Broker-Dealer's financial position or its compliance with the By-Laws, rules and practices of the NASD. The Lender has made such investigation of the Broker-Dealer and its partners, officers, directors, and stockholders as the Lender deems necessary and appropriate under the circumstances. The Lender is not relying upon the NASD to provide any information concerning or relating to the Broker-Dealer and agrees that the NASD has no responsibility to disclose to the Lender any information concerning or relating to the Broker-Dealer which it may now, or at any future time, have.

     The term "Broker-Dealer", as used in this Agreement, shall include the broker-dealer, its heirs, executors, administrators, successors and assigns.

     The term "Payment Obligation" shall mean the return of the Secured Demand Note contributed to the Broker-Dealer or the reduction of the unpaid principal amount thereof, and the return of cash or securities pledged as Collateral to secure this Secured Demand Note.

     The term "Collateral Value" of any securities pledged to secure this Secured Demand Note shall mean the market value of such Securities after giving effect to the haircut deductions specified in subparagraph (c)(2)(vi) of 17 CFR 240.15c3-1, except for paragraph (c)(2)(vi)(J). In lieu of the reduction under
(c)(2)(vi)(J), the Broker-Dealer shall reduce the market value of the securities pledged by 30%.

     The provisions of this Agreement shall be binding upon the Broker-Dealer and the Lender, and their respective heirs, executors, administrators, successors and assigns.

     Any controversy arising out of or relating to this Agreement may be submitted to and settled by arbitration pursuant to the By-Laws and rules of the NASD. The Broker-Dealer and the Lender shall be conclusively bound by such arbitration.

         This instrument embodies the entire agreement between the Broker-Dealer and the Lender and no other evidence of such agreement has been or will be executed without prior written consent of the NASD.

         This Agreement shall be deemed to have been made under, and shall be governed by, the laws of the State of Florida in all respects.

         IN WITNESS WHEREOF the parties have set their hands and seal this 23rd day February 2000.


                                  Summit Brokerage Services, Inc.
                                  ------------------------------------------
                                  (Name of Broker-Dealer)


                                  By /s/ Mark F. Caulfield, CFO             L.S.
                                  ------------------------------------------
                                  (Authorized Person) Mark F. Caulfield, CFO


                                  /s/ Richard Parker, CEO                   L.S.
                                  ------------------------------------------
                                  (Lender) Richard Parker, CEO
                                  Summit Group of Companies, Inc.


                                  FOR NASD USE ONLY





                                  ACCEPTED BY:
                                              ------------------------------
                                                         (Name)


                                              ------------------------------
                                              (Title)


                                  EFFECTIVE DATE:
                                                 ---------------------------

                                  LOAN NUMBER:
                                              ------------------------------

                                   ADDENDUM I

                              SECURED DEMAND NOTE


                                                               February 23, 2000

     FOR VALUE RECEIVED, I promise to pay to Summit Brokerage Services Inc. (the Broker-Dealer) at its principal office at 25 Fifth Ave, Indialantic, FL 32903 (where presentment and demand for payment shall be made), without interest, the sum of Forty Thousand Dollars ($40,000.00), on demand.

     This Note is secured at its date by the pledge of the securities and cash, if any, described in Schedule A attached hereto. I agree that whenever the value of the securities and cash securing this Note, as determined in accordance with the capital requirements of 17 CFR 240.15c3-1 or the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD") or those of a governmental agency or self-regulatory body having appropriate authority which are applicable to the Broker-Dealer at the time of such valuation, is less than the unpaid balance of this Note, the Broker-Dealer shall exercise the rights set forth in paragraph III(a)(ii) of the Secured Demand Note Collateral Agreement (The Agreement) of even date between me and the Broker-Dealer without first making a demand hereof.

     The Broker-Dealer, by acceptance hereof, agrees, for itself, its representatives, successors and assigns (1) that neither I, my heirs, executors, administrators or assigns shall be personally liable on this Note, it being intended that my obligation to pay the principal amount of this Note is included for the sole purpose of establishing the existence of the indebtedness represented hereby and (2) that in the event of default, the Broker-Dealer and any such successor or assign shall look for payment solely to the Collateral, as defined herein, then pledged to secure this Note, and will not make claim or institute any action or proceedings against me, my heirs, executors, administrators or assigns for the payment of this Note (or for any deficiency remaining after application of the Collateral pledged to secure this Note, or otherwise); provided, however, that nothing herein contained shall be construed to release or impair the indebtedness evidenced by this Note, or of the lien upon the Collateral pledged to secure it, or preclude the application of said pledged Collateral to the payment hereof in accordance with the provisions of the Agreement.

     The Broker-Dealer agrees that upon payment by me of all or any portion of this Note, as distinguished from a reduction by me as provided in paragraph III b(i) of the Agreement or reduction by the Broker-Dealer as provided for in paragraph of the Agreement, the Broker-Dealer shall issue to me a Subordinated Loan Agreement in the amount of such payment, as provided pursuant to paragraph IV of the Agreement.

     The Broker-Dealer further agrees that it will make a demand for payment hereof only after it determines in good faith that it is in or approaching financial difficulty, provided, however, that no failure to make such a determination in good faith shall affect the effectiveness of a demand, or give rise to any claim which is superior to my claim under the Agreement for the withdrawal, return or deduction of the Note.

         The term "in or approaching financial difficulty" shall mean for the purposes hereof any of the specified and clearly measurable events enumerated below:

None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         This Note and the securities and cash from time to time pledged to secure it are subject in all respects to the provisions of the Agreement, a copy of which may be examined at the principal office of the Broker-Dealer.

         The term "Collateral" shall mean, as defined in subparagraph (b)(6) of Appendix D of SEC Rule 15c3-1, "only cash and securities which are fully paid for and which may be publicly offered or sold without registration under the Securities Act of 1933, and the offer, sale and transfer of which are not otherwise restricted."


                                 /s/ Richard Parker             L.S.
                                 ------------------------------
                                 Lender
                                 Summit Group of Companies, Inc.
                                 Richard Parker, CEO


                                 Summit Brokerage Services Inc.
                                 ------------------------------
                                 Broker-Dealer


                                 By /s/ Mark F. Caulfield, CFO  L.S.
                                    ---------------------------
                                    Authorized Person
                                    Mark F. Caulfield,
                                    CFO

                                   SCHEDULE A

               SCHEDULE OF COLLATERAL FOR SECURED DEMAND NOTE(*)

                         Summit Brokerage Services Inc.
                         ------------------------------
                                (Broker-Dealer)


Cash Pledged:              $ - 0 -
                           -----------------------


Securities Pledged:

Stocks:
Number of Shares           Description
----------------           -----------
1,500                      WalMart Stores, Inc. Common Stock



Bonds:
Principal Amount           Description
----------------           -----------




(*)Only cash and securities which are fully paid for and which may be publicly offered or sold without registration under the Securities Act of 1933, and the offer, sale and transfer of which are not otherwise restricted, may be pledged as collateral to secure a Secured Demand Note.

                          SUBORDINATED LOAN AGREEMENT
                              LENDER'S ATTESTATION

         It is recommended that you discuss the merits of this investment with an attorney, accountant or some other person who has knowledge and experience in financial and business matters prior to executing this Agreement.

                  1. I have received and reviewed a reprint of Appendix D of 17 CFR 240.15c3-1, and am familiar with its provisions.

                  2. I am aware that the funds or securities subject to Agreement are not covered by the Securities Investor Protection Act of 1970.

                  3. I understand that I will be furnished financial statements pursuant to SEC Rule 17a-5(c).

                  4. On the date this Agreement was entered into, the broker-dealer carried funds or securities for my account. (State Yes or No) Yes.
                                                      ----

                  5. Lender's business relationship to the broker-dealer is:

                           Affiliated Corporation (Lender is 100% owned by Broker/Dealer's Majority Shareholders.

                  6. If not a partner or stockholder actively engaged in the business of the broker-dealer, acknowledge receipt of the following:

                           a.       Certified audit and accountant's
                                    certificate dated 12/31/99.
                                                      ---------

                           b. Disclosure of financial and/or operational problems since the last certified audit which required reporting pursuant to SEC Rule 17a-11. (If no such reporting was required, state "none")

                                    None
                                    -------------------------------------------

                                    -------------------------------------------

                           c. Balance sheet and statement of ownership equity dated 12/31/99.
                                                 ---------

                           d. Most recent computation of net capital and aggregate indebtedness or aggregate debit items dated reflecting a net capital of $64,863 and a ratio of 1132%.
                                                            ------

                           e.       Debt/equity ratio as of 12/31/99 of 0
                                                             --------    -

                           f.       Other disclosures: None
                                                       ------------------------


Dated: 2/23/00                      /s/ Richard Parker                     L.S.
                                    ---------------------------------------
                                    (Lender)
                                    Summit Group of Companies, Inc.
                                    Richard Parker, CEO

[LETTERHEAD]




MARCH 14, 2000



William R. Turner
Summit Brokerage Services, Inc.
25 Fifth Avenue
Indialantic, Florida 32903


Re:   Subordinated Loan Agreement
Control #: 07-D-SDN-10286
Lender: Summit Group of Companies, Inc.
Maturity Date: April 30, 2001
Amount: $40,000.00


Dear Mr. Turner:

NASD Regulation, Inc. has found the above referenced Agreement acceptable as satisfactory subordinated agreements, effective as of March 31, 2000.

Appendix D of SEC Rule 15c3-1 requires the prior written approval of the NASD before any repayment of a subordinated agreement can be made. Accordingly, unsecured advances to the lender during the term of the Agreement are not permitted, since such advances would constitute unauthorized prepayments. All unauthorized prepayments are reviewed by the Staff for possible disciplinary action.

Please bear in mind that all notifications to the Association required by the provisions of this Agreement must be made by telegraphic notice or FAX and filed with this District Office. If you have any questions regarding these Agreements or our acceptance thereof, please contact me at (404) 239-6150.


Sincerely,

/s/ Nancy P. Mills
Nancy P. Mills
Compliance Specialist

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